UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2019

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street Hamilton HM12, Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act  ☐

Item 8.01.	Other Events.

On March 14, 2019, Triton International Limited (the “Company”) and certain investment funds affiliated with Warburg Pincus LLC (the “Selling Shareholders”) entered into an underwriting agreement with Morgan Stanley & Co. LLC (the “Underwriter”) in connection with the offer and sale by the Selling Shareholders of 7,132,790 common shares of the Company. Following the sale of the common shares, the Selling Shareholders will no longer own any of the Company’s common shares. Pursuant to the Underwriting Agreement, the Company has agreed to repurchase from the Underwriter 1,500,000 common shares that are the subject of the offering at a price per share equal to the price at which the Underwriter will purchase such shares from the Selling Shareholders in the offering. The offering is scheduled to close on March 19, 2019, subject to customary closing conditions.

The offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-220340) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on September 5, 2017 (the “Registration Statement”), a base prospectus, dated September 5, 2017, included as part of the Registration Statement, and a prospectus supplement, dated March 14, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by reference to the terms of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of Appleby (Bermuda) Limited, as counsel to the Company, regarding the validity of the common shares and their related consent (Exhibits 5.1 and 23.1 to this Current Report on Form 8-K).

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated March 14, 2019, by and between Triton International Limited, the Selling Shareholders and Morgan Stanley & Co. LLC.

5.1	Opinion of Appleby (Bermuda) Limited regarding the validity of the common shares.

23.1	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 18, 2019	TRITON INTERNATIONAL LIMITED

	By:	/s/ John Burns
Name: John Burns
Title: Chief Financial Officer